UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K/A

AMENDMENT NO. 1 to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

                                               Date of Report
                                  (Date of earliest event reported)
                                                   May 2, 2011

              REGAL BELOIT CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  200 State Street, Beloit, Wisconsin 53511
(Address of principal executive offices, including zip code)

           (608) 364-8800
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned registrant hereby amends Item 5.07 of the registrant’s Current Report on Form 8-K, dated May 2, 2011, to read in its entirety as set forth below.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On May 2, 2011, Regal Beloit Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”) for the purposes of (i) electing three Class C Directors for terms expiring at the 2014 Annual Meeting of Shareholders and one Class A Director for a term expiring at the 2012 Annual Meeting of Shareholders; (ii) holding a shareholder advisory vote on the compensation of the Company’s named executive officers; (iii) holding a shareholder advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers; (iv) seeking shareholder approval of the Company’s Shareholder Value Added (SVA) Executive Officers Incentive Compensation Plan; and (v) ratifying the selection of Deloitte & Touche LLP as the independent auditors for the Company for the year ending December 31, 2011.

As of the March 10, 2011 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 38,633,463 shares of the Company’s common stock were outstanding and eligible to vote.  A total of 35,900,298 shares were voted in person or by proxy at the Annual Meeting.

 The following are the final votes on the matters presented for approval at the Annual Meeting:

Election of Directors:

Name	For	Against	Abstain	Broker Non-Votes

Stephen M. Burt	34,486,249	155,480	10,480	1,248,089
Thomas J. Fischer	33,695,198	946,501	10,510	1,248,089
Rakesh Sachdev	34,463,754	175,298	13,157	1,248,089
Carol N. Skornicka	34,459,038	182,673	10,498	1,248,089

Advisory vote on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes

32,187,692	1,369,771	1,094,746	1,248,089

Advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
24,374,011	166,237	9,018,445	1,093,516	1,248,089

In light of the voting results with respect to this proposal, the Company has decided that it will hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

Approval of the Company’s Shareholder Value Added (SVA) Executive Officers Incentive Compensation Plan:

For	Against	Abstain	Broker Non-Votes

32,956,426	601,913	1,093,870	1,248,089

Ratifying the selection of Deloitte & Touche LLP as the independent auditors:

For	Against	Abstain

32,956,426	601,913	1,093,870

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

    REGAL BELOIT CORPORATION

Date:  August 3, 2011                                                             By: /s/ Peter C. Underwood
             Peter C. Underwood
             Vice President, General Counsel and Secretary